Consent of Independent Public Accountants

To the Shareholders and Trustees of
Pioneer Global Energy & Utilities Fund

As independent public accountants, we hereby consent to the use of our report on Pioneer Global Energy & Utilities Fund dated December 21, 2001 (and to all references to our firm) included in or made a part of Pioneer Global Energy & Utilities Fund's Pre-Effective Amendment No. 1 and Amendment No. 1 to Registration Statement File Nos. 333-72188 and 811-10461, respectively.



/s/ Arthur Andersen LLP
Arthur Andersen LLP

Boston, Massachuestts
December 21, 2001